 Exhibit 10.110

AMENDMENT NUMBER ONE TO
PACIFICARE OF CALIFORNIA MEDICAL GROUP/IPA SERVICE AGREEMENT
(PROFESSIONAL CAPITATION)

The undersigned parties to the PacifiCare IPA Medicare Services Agreement dated June 1, 1999 (the “Agreement”) by and between PacifiCare of California (“PacifiCare”) and Professional Care IPA Medical Group, (“IPA”) do hereby amend the Agreement as set forth herein.  Except as otherwise specifically provided, terms utilized herein shall have the meanings set forth in the Agreement.  Except as specifically amended herein, the Agreement shall remain unchanged and in full effect.

1.                                       Product Attachment C, Article 3, Paragraph 3.1.2., ADJUSTMENT FOR ADDITIONAL SERVICES is added to read as follows:

3.1.2 ADJUSTMENT FOR ADDITIONAL SERVICES.  In addition to Capitation Payments, “ IPA”, shall receive an adjustment for providing or arranging the following Covered Services for Secure Horizons Members:

Vision - *** Per Secure Horizons Member per month.

Such Covered Services are further discussed in the Provider Manual.

The effective date of this Amendment is June 1, 1999.  The amendment will terminate effective September 30, 1999.

By signing below, both parties hereto have executed and agreed to this Amendment.

PacifiCare of California		Professional Care IPA Medical Group

By:	/s/ Brian Jeffrey	By:	/s/ Ed Rotan

Brian Jeffrey		Ed Rotan
Vice President Network Management		President

Date:	8/17/01	Date: 3-29-01

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.